SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: October 20, 2004
                Date of earliest event reported: October 20, 2004

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

      Delaware                       1-3619                      13-5315170
  (State or other               (Commission File              (I.R.S. Employer
  jurisdiction of                   (Number)                 Identification No.)
   incorporation)

    235 East 42nd Street                                            10017
    New York, New York                                           (Zip Code)
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 20 , 2004, Pfizer Inc. issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated
               October 20, 2004, reporting Pfizer's financial results for the third quarter of 2004.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                           PFIZER INC.

                                           By: /s/ Margaret M. Foran
                                               ---------------------------------
                                               Margaret M. Foran
                                               Title: Vice President-Corporate
                                               Governance and Secretary

Dated: October 20, 2004

                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99 Press Release of Pfizer Inc. dated October 20, 2004, reporting Pfizer's financial results for the third quarter of 2004.